News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $10.9 MILLION FOR THE FIRST QUARTER

OLNEY, MARYLAND, April 17, 2014 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the first quarter of 2014 of $10.9 million ($0.43 per diluted share). This compares to net income of $10.6 million ($0.42 per diluted share) for the first quarter of 2013 and net income of $9.6 million ($0.38 per diluted share) for the fourth quarter of 2013.

“Our proven capability to produce consistent financial results and returns to our investors demonstrates the strength of our institution. In the past year our share price has increased over 25%. We believe that we offer a level of quality customer service that is recognized in our marketplace and that this will translate into continued growth and increased profitability,” said Daniel J. Schrider, President and Chief Executive Officer.

“Our performance in the first quarter was driven by the management of our funding costs, loan growth and the increase in wealth management and insurance revenues which combined to offset the decline in mortgage banking revenues as origination volumes declined significantly from the prior year,” said Schrider.

First Quarter Highlights:

•	Total loans increased 10% compared to the first quarter of 2013 and 2% compared to the fourth quarter of 2013 due to significant loan growth in the residential mortgage and commercial investor real estate portfolios.

•	The provision for loan and lease losses for the first quarter of 2014 was a credit of $1.0 million compared to a charge of $0.1 million for the first quarter of 2013 and a charge of $0.6 million for the fourth quarter of 2013. The current quarter’s credit was the result of lower historical charge-offs and improved credit metrics over the preceding twelve months, which more than offset the impact of loan growth during the same period.

•	The net interest margin was 3.47% for the first quarter of 2014, compared to 3.59% for the first quarter of 2013 and 3.53% for the fourth quarter of 2013. The decline was the result of declining rates during the period, primarily impacting the commercial loan portfolio.

•	Non-interest income decreased 9% for the quarter compared to the prior year quarter due primarily to the decline in income from mortgage banking caused by a significantly lower volume of saleable mortgage loan originations. The prior year quarter also included income as a result of a legal settlement. During this same period wealth management income increased 10% and insurance agency commissions increased 22%. Non-interest income decreased 3% as compared to the fourth quarter of 2013, which included gains from the sales of fixed assets and SBA loans.

•	Non-performing loans totaled $38.7 million at March 31, 2014 compared to $49.5 million at March 31, 2013 and $40.0 million at December 31, 2013. The coverage ratio of the allowance for loan and lease losses to non-performing loans was 98% at March 31, 2014 compared to a coverage ratio of 83% at March 31, 2013 and 97% at December 31, 2013.

Review of Balance Sheet and Credit Quality

At March 31, 2014, total assets grew to $4.2 billion, an increase of 6% as compared to March 31, 2013 driven by the increase in the loan portfolio. At March 31, 2014 total loans and leases were $2.8 billion, a 10% increase over the prior year. Increases occurred in every major loan category with notable increases in the residential mortgage and commercial investor real estate portfolios.

Customer funding sources, which include deposits and other short-term borrowings from customers, increased 2% compared to March 31, 2013. Checking accounts are considered to be an important performance metric as such accounts typically are the primary drivers of growth in multiple product banking relationships with clients. At March 31, 2014, the combined noninterest-bearing and interest-bearing checking account balances had increased 7% compared to the balances at March 31, 2013.

Tangible common equity totaled $423.9 million at March 31, 2014 compared to $391.7 million at March 31, 2013, resulting in an increase in the ratio of tangible common equity to tangible assets to 10.38% at March 31, 2014 from 10.19% at March 31, 2013. This increase in tangible common equity occurred during the period that dividends per common share were increased from $0.14 per share to $0.18 per common share, a 29% increase. At March 31, 2014, the Company had a total risk-based capital ratio of 15.85%, a tier 1 risk-based capital ratio of 14.64% and a tier 1 leverage ratio of 11.43%.

Non-performing loans totaled $38.7 million at March 31, 2014 compared to $49.5 million at March 31, 2013 and $40.0 million at December 31, 2013. The level of non-performing loans to total loans has decreased from 1.93% at March 31, 2013 to 1.37% at March 31, 2014. This relative improvement reflects management’s proactive focus on credit quality and the efforts to effectively resolve problem credits.

Net loan recoveries totaled $0.2 million for the first quarter of 2014 compared to net charge-offs of $1.8 million for the first quarter of 2013 and net charge-offs of $1.2 million for the fourth quarter of 2013. The allowance for loan and lease losses represented 1.34% of outstanding loans and leases and 98% of non-performing loans at March 31, 2014 compared to 1.61% of outstanding loans and leases and 83% of non-performing loans at March 31, 2013. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the first quarter of 2014 increased 1% compared to the first quarter of 2013. This modest increase was due to the impact of the increase in average interest-earning assets and a reduction in funding costs of time deposits partially offset by a decline in asset yields. This activity resulted in a net interest margin of 3.47% for the first quarter of 2014 compared to 3.59% for the first quarter of 2013.

The provision for loan and lease losses was a credit of $1.0 million for the first quarter of 2014 compared to a charge of $0.1 million for the first quarter of 2013 and a charge of $0.6 million for the fourth quarter of 2013. This decrease in the provision compared to the first quarter of 2013 and the fourth quarter of 2013 was due primarily to lower historical losses and improved credit metrics that more than offset the effect of loan growth during the quarter.

Non-interest income decreased 9% to $11.2 million for the first quarter of 2014 compared to $12.4 million for the first quarter of 2013. This decrease was driven by a reduction in mortgage banking income due primarily to lower mortgage origination volumes and a decline in client refinancing activity. This decrease was partially offset by a 10% increase in wealth management income due to higher assets under management and a 22% increase in insurance agency commissions.

Non-interest expenses decreased 1% to $27.5 million for the first quarter of 2014 compared to $27.8 million in the first quarter of 2013. This decrease was driven primarily by improved credit quality as legal fees associated with loan workouts declined significantly during this period. The non-GAAP efficiency ratio was 61.60% for the first quarter of 2014 compared to 60.80% for the first quarter of 2013.

Conference Call

The Company’s management will host a conference call to discuss its fourth quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-888-317-6016. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) May 19, 2014. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10043570.

About Sandy Spring Bancorp, Inc.

With $4.2 billion in assets, Sandy Spring Bancorp, Inc. is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 46 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email: DSchrider@sandyspringbank.com

    PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2013, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended
	March 31,		%
(Dollars in thousands, except per share data)	2014	2013	Change
Results of Operations:
Net interest income	$31,592	$31,326	1%
Provision for loan and lease losses	(982)	78	-
Non-interest income	11,249	12,419	(9)
Non-interest expenses	27,549	27,823	(1)
Income before income taxes	16,274	15,844	3
Net income	10,928	10,558	4

Pre-tax pre-provision income	$15,292	$15,922	(4)

Return on average assets	1.08%	1.08%
Return on average common equity	8.80%	8.85%
Net interest margin	3.47%	3.59%
Efficiency ratio - GAAP basis (1)	64.31%	63.60%
Efficiency ratio - Non-GAAP basis (1)	61.60%	60.80%

Per share data:
Basic net income	$0.44	$0.42	5%
Diluted net income	$0.43	$0.42	2
Average fully diluted shares	25,124,206	25,002,612	-
Dividends declared per share	$0.18	$0.14	29
Book value per share	20.38	19.59	4
Tangible book value per share	16.93	15.70	8
Outstanding shares	25,043,482	24,954,892	-

Financial Condition at period-end:
Investment securities	$997,584	$1,008,693	(1)%
Loans and leases	2,832,813	2,565,069	10
Interest-earning assets	3,891,223	3,660,809	6
Assets	4,168,998	3,932,026	6
Deposits	2,959,195	2,919,208	1
Interest-bearing liabilities	2,748,064	2,576,831	7
Stockholders' equity	510,386	488,947	4

Capital ratios:
Tier 1 leverage	11.43%	11.07%
Tier 1 capital to risk-weighted assets	14.64%	14.23%
Total regulatory capital to risk-weighted assets	15.85%	15.48%
Tangible common equity to tangible assets (2)	10.38%	10.19%
Average equity to average assets	12.27%	12.26%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.34%	1.61%
Non-performing loans to total loans	1.37%	1.93%
Non-performing assets to total assets	0.97%	1.39%
Allowance for loan and lease losses to non-performing loans	98.27%	83.38%
Annualized net charge-offs to average loans and leases (3)	(0.04)%	0.28%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional eficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.

(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands)	2014	2013
Pre-tax pre-provision income:
Net income	$10,928	$10,558
Plus non-GAAP adjustment:
Income taxes	5,346	5,286
Provision for loan and lease losses	(982)	78
Pre-tax pre-provision income	$15,292	$15,922

Efficiency ratio - GAAP basis:
Non-interest expenses	$27,549	$27,823

Net interest income plus non-interest income	$42,841	$43,745

Efficiency ratio - GAAP basis	64.31%	63.60%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$27,549	$27,823
Less non-GAAP adjustment:
Amortization of intangible assets	370	461
Non-interest expenses - as adjusted	$27,179	$27,362

Net interest income plus non-interest income	$42,841	$43,745
Plus non-GAAP adjustment:
Tax-equivalent income	1,282	1,311
Less non-GAAP adjustments:
Securities gains	-	56
OTTI recognized in earnings	-	-
Net interest income plus non-interest income - as adjusted	$44,123	$45,000

Efficiency ratio - Non-GAAP basis	61.60%	60.80%

Tangible common equity ratio:
Total stockholders' equity	$510,386	$488,947
Accumulated other comprehensive (income) loss	(1,350)	(9,732)
Goodwill	(84,171)	(84,808)
Other intangible assets, net	(960)	(2,702)
Tangible common equity	$423,905	$391,705

Total assets	$4,168,998	$3,932,026
Goodwill	(84,171)	(84,808)
Other intangible assets, net	(960)	(2,702)
Tangible assets	$4,083,867	$3,844,516

Tangible common equity ratio	10.38%	10.19%

Outstanding common shares	25,043,482	24,954,892
Tangible book value per common share	$16.93	$15.70

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	March 31,	December 31,	March 31,
(Dollars in thousands)	2014	2013	2013
Assets
Cash and due from banks	$58,448	$46,755	$45,922
Federal funds sold	474	475	476
Interest-bearing deposits with banks	57,273	27,197	38,188
Cash and cash equivalents	116,195	74,427	84,586
Residential mortgage loans held for sale (at fair value)	3,079	8,365	48,383
Investments available-for-sale (at fair value)	736,270	751,284	766,080
Investments held-to-maturity — fair value of $220,693, $216,007 and 216,420 at March 31, 2014, December 31, 2013 and March 31, 2013, respectively	223,747	224,638	211,376
Other equity securities	37,567	40,687	31,237
Total loans and leases	2,832,813	2,784,266	2,565,069
Less: allowance for loan and lease losses	(38,026)	(38,766)	(41,246)
Net loans and leases	2,794,787	2,745,500	2,523,823
Premises and equipment, net	45,644	45,916	47,701
Other real estate owned	1,619	1,338	5,250
Accrued interest receivable	12,288	12,532	12,926
Goodwill	84,171	84,171	84,808
Other intangible assets, net	960	1,330	2,702
Other assets	112,671	115,912	113,154
Total assets	$4,168,998	$4,106,100	$3,932,026

Liabilities
Noninterest-bearing deposits	$882,169	$836,198	$832,679
Interest-bearing deposits	2,077,026	2,041,027	2,086,529
Total deposits	2,959,195	2,877,225	2,919,208
Securities sold under retail repurchase agreements and federal funds purchased	67,038	53,842	50,302
Advances from FHLB	569,000	615,000	405,000
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	28,379	25,670	33,569
Total liabilities	3,658,612	3,606,737	3,443,079

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 25,043,482, 24,990,021 and 24,954,892 at March 31, 2014, December 31, 2013 and March 31, 2013, respectively	25,043	24,990	24,955
Additional paid in capital	193,708	193,445	191,615
Retained earnings	290,285	283,898	262,645
Accumulated other comprehensive income (loss)	1,350	(2,970)	9,732
Total stockholders' equity	510,386	499,363	488,947
Total liabilities and stockholders' equity	$4,168,998	$4,106,100	$3,932,026

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2014	2013
Interest Income:
Interest and fees on loans and leases	$29,734	$29,646
Interest on loans held for sale	59	353
Interest on deposits with banks	20	19
Interest and dividends on investment securities:
Taxable	4,116	3,934
Exempt from federal income taxes	2,321	2,327
Total interest income	36,250	36,279
Interest Expense:
Interest on deposits	1,184	1,455
Interest on retail repurchase agreements and federal funds purchased	38	49
Interest on advances from FHLB	3,218	3,223
Interest on subordinated debt	218	226
Total interest expense	4,658	4,953
Net interest income	31,592	31,326
Provision (credit) for loan and lease losses	(982)	78
Net interest income after provision (credit) for loan and lease losses	32,574	31,248
Non-interest Income:
Investment securities gains	-	56
Total other-than-temporary impairment ("OTTI") losses	-	-
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	-
Net OTTI recognized in earnings	-	-
Service charges on deposit accounts	1,972	2,069
Mortgage banking activities	316	1,527
Wealth management income	4,466	4,042
Insurance agency commissions	1,640	1,349
Income from bank owned life insurance	598	612
Visa check fees	978	957
Other income	1,279	1,807
Total non-interest income	11,249	12,419
Non-interest Expenses:
Salaries and employee benefits	16,355	16,346
Occupancy expense of premises	3,472	3,182
Equipment expenses	1,256	1,249
Marketing	542	515
Outside data services	1,216	1,152
FDIC insurance	520	596
Amortization of intangible assets	370	461
Other expenses	3,818	4,322
Total non-interest expenses	27,549	27,823
Income before income taxes	16,274	15,844
Income tax expense	5,346	5,286
Net income	$10,928	$10,558

Net Income Per Share Amounts:
Basic net income per share	$0.44	$0.42
Diluted net income per share	$0.43	$0.42
Dividends declared per share	$0.18	$0.14

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2014	2013
(Dollars in thousands, except per share data)	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$37,532	$38,434	$41,524	$37,091	$37,590
Interest expense	4,658	4,759	4,874	4,847	4,953
Tax-equivalent net interest income	32,874	33,675	36,650	32,244	32,637
Tax-equivalent adjustment	1,282	1,325	1,344	1,312	1,311
Provision for loan and lease losses	(982)	586	1,128	(2,876)	78
Non-interest income	11,249	11,654	11,223	12,215	12,419
Non-interest expenses	27,549	29,300	26,893	27,508	27,823
Income before income taxes	16,274	14,118	18,508	18,515	15,844
Income tax expense	5,346	4,505	6,419	6,353	5,286
Net income	$10,928	$9,613	$12,089	$12,162	$10,558
Financial performance:
Pre-tax pre-provision pre-merger expense income	$15,292	$14,704	$19,636	$15,639	$15,922
Return on average assets	1.08%	0.93%	1.19%	1.23%	1.08%
Return on average common equity	8.80%	7.71%	9.91%	9.98%	8.85%
Net interest margin	3.47%	3.53%	3.88%	3.51%	3.59%
Efficiency ratio - GAAP basis (1)	64.31%	66.59%	57.80%	63.75%	63.60%
Efficiency ratio - Non-GAAP basis (1)	61.60%	63.62%	55.21%	60.92%	60.80%
Per share data:
Basic net income per share	$0.44	$0.38	$0.48	$0.49	$0.42
Diluted net income per share	$0.43	$0.38	$0.48	$0.49	$0.42
Average fully diluted shares	25,124,206	25,108,109	25,070,506	25,009,092	25,002,612
Dividends declared per common share	$0.18	$0.18	$0.16	$0.16	$0.14
Non-interest income:
Securities gains (losses)	$-	$(3)	$-	$62	$56
Service charges on deposit accounts	1,972	2,143	2,171	2,150	2,069
Mortgage banking activities	316	356	(26)	1,237	1,527
Wealth management income	4,466	4,508	4,503	4,532	4,042
Insurance agency commissions	1,640	1,243	1,193	1,036	1,349
Income from bank owned life insurance	598	635	629	623	612
Visa check fees	978	1,052	1,077	1,079	957
Other income	1,279	1,720	1,676	1,496	1,807
Total non-interest income	$11,249	$11,654	$11,223	$12,215	$12,419
Non-interest expense:
Salaries and employee benefits	$16,355	$16,707	$16,382	$16,163	$16,346
Occupancy expense of premises	3,472	3,844	3,149	2,996	3,182
Equipment expenses	1,256	1,264	1,200	1,227	1,249
Marketing	542	897	713	755	515
Outside data services	1,216	1,162	1,152	1,114	1,152
FDIC insurance	520	445	678	581	596
Amortization of intangible assets	370	461	462	461	461
Professional fees	914	1,386	511	1,332	1,250
Other real estate owned expenses	-	91	(150)	(281)	37
Other expenses	2,904	3,043	2,796	3,160	3,035
Total non-interest expense	$27,549	$29,300	$26,893	$27,508	$27,823

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2014	2013
(Dollars in thousands)	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$640,939	$618,381	$595,180	$565,282	$538,346
Residential construction loans	143,109	129,177	118,316	116,736	122,698
Commercial ADC loans	163,343	160,696	158,739	163,309	150,599
Commercial investor real estate loans	573,634	552,178	518,029	497,365	487,802
Commercial owner occupied real estate loans	582,472	592,823	569,350	563,258	565,820
Commercial business loans	348,180	356,651	332,670	334,979	344,489
Leasing	439	703	962	1,415	1,974
Consumer loans	380,697	373,657	368,764	363,114	353,341
Total loans and leases	2,832,813	2,784,266	2,662,010	2,605,458	2,565,069
Allowance for loan and lease losses	(38,026)	(38,766)	(39,422)	(39,015)	(41,246)
Investment securities	997,584	1,016,609	1,077,951	1,102,209	1,008,693
Interest-earning assets	3,891,223	3,836,912	3,771,825	3,802,682	3,660,809
Total assets	4,168,998	4,106,100	4,052,969	4,072,617	3,932,026
Noninterest-bearing demand deposits	882,169	836,198	890,319	877,891	832,679
Total deposits	2,959,195	2,877,225	2,916,466	2,926,650	2,919,208
Customer repurchase agreements	67,038	53,842	53,177	54,731	50,302
Total interest-bearing liabilities	2,748,064	2,744,869	2,634,324	2,678,490	2,576,831
Total stockholders' equity	510,386	499,363	493,882	485,643	488,947
Quarterly average balance sheets:
Residential mortgage loans	$633,160	$614,698	$593,335	$579,899	$575,889
Residential construction loans	134,261	125,744	120,676	119,197	120,283
Commercial ADC loans	162,544	156,558	158,557	160,483	148,749
Commercial investor real estate loans	557,168	522,085	499,896	485,630	474,062
Commercial owner occupied real estate loans	584,155	580,808	566,366	561,249	567,723
Commercial business loans	349,734	357,455	331,374	337,843	347,569
Leasing	567	817	1,152	1,644	2,510
Consumer loans	377,822	373,017	366,562	360,842	357,366
Total loans and leases	2,799,411	2,731,182	2,637,918	2,606,787	2,594,151
Investment securities	1,012,701	1,055,432	1,097,643	1,047,726	1,051,769
Interest-earning assets	3,845,513	3,817,033	3,770,855	3,692,215	3,677,444
Total assets	4,105,214	4,082,839	4,039,069	3,959,907	3,946,578
Noninterest-bearing demand deposits	825,968	872,532	862,046	838,502	797,926
Total deposits	2,876,641	2,901,814	2,903,926	2,892,704	2,860,451
Customer repurchase agreements	62,864	57,682	56,766	55,941	52,622
Total interest-bearing liabilities	2,749,459	2,679,812	2,659,406	2,599,704	2,631,198
Total stockholders' equity	503,851	494,779	483,811	489,014	483,664
Financial Measures
Average equity to average assets	12.27%	12.12%	11.98%	12.35%	12.26%
Investment securities to earning assets	25.64%	26.50%	28.58%	28.99%	27.55%
Loans to earning assets	72.80%	72.57%	70.58%	68.52%	70.07%
Loans to assets	67.95%	67.81%	65.68%	63.98%	65.24%
Loans to deposits	95.73%	96.77%	91.28%	89.03%	87.87%
Capital measures:
Tier 1 leverage	11.43%	11.32%	11.29%	11.28%	11.07%
Tier 1 capital to risk-weighted assets	14.64%	14.42%	14.45%	14.30%	14.23%
Total regulatory capital to risk-weighted assets	15.85%	15.65%	15.70%	15.55%	15.48%
Book value per share	$20.38	$19.98	$19.77	$19.45	$19.59
Outstanding shares	25,043,482	24,990,021	24,985,146	24,967,558	24,954,892

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2014	2013
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$15	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-
Leasing	-	-	-	-	-
Consumer	-	1	10	-	54
Residential real estate:
Residential mortgage	-	-	-	-	-
Residential construction	-	-	-	-	-
Total loans and leases 90 days past due	-	1	10	15	54
Non-accrual loans and leases:
Commercial business	3,272	3,400	4,050	4,483	4,012
Commercial real estate:
Commercial AD&C	4,133	4,127	5,086	5,885	5,826
Commercial investor real estate	7,284	6,802	6,877	11,741	12,353
Commercial owner occupied real estate	7,150	5,936	4,202	5,413	5,346
Leasing	-	-	-	-	-
Consumer	2,115	2,259	2,004	2,305	2,388
Residential real estate:
Residential mortgage	5,025	5,735	5,643	5,581	5,393
Residential construction	2,304	2,315	2,327	2,558	3,258
Total non-accrual loans and leases	31,283	30,574	30,189	37,966	38,576
Total restructured loans - accruing	7,411	9,459	8,054	8,213	10,839
Total non-performing loans and leases	38,694	40,034	38,253	46,194	49,469
Other assets and real estate owned (OREO)	1,619	1,338	1,662	4,831	5,250
Total non-performing assets	$40,313	$41,372	$39,915	$51,025	$54,719

	For the quarter ended,
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2014	2013	2013	2013	2013
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$30,574	$30,189	$37,966	$38,576	$47,548
Non-accrual balances transferred to OREO	(281)	(365)	(723)	(1,426)	(92)
Non-accrual balances charged-off	(513)	(922)	(4,995)	(668)	(2,175)
Net payments or draws	(1,073)	(971)	(13,547)	(3,560)	(11,768)
Loans placed on non-accrual	2,576	3,546	11,488	5,044	5,493
Non-accrual loans brought current	-	(903)	-	-	(430)
Balance at end of period	$31,283	$30,574	$30,189	$37,966	$38,576

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$38,766	$39,422	$39,015	$41,246	$42,957
Provision (credit) for loan and lease losses	(982)	586	1,128	(2,876)	78
Less loans charged-off, net of recoveries:
Commercial business	(768)	384	1	(32)	1,744
Commercial real estate:
Commercial AD&C	-	85	(616)	(1,444)	(1,020)
Commercial investor real estate	(5)	23	1,243	123	31
Commercial owner occupied real estate	-	(82)	(284)	100	81
Leasing	-	-	(6)	(4)	-
Consumer	331	488	169	490	508
Residential real estate:
Residential mortgage	203	347	216	22	447
Residential construction	(3)	(3)	(2)	100	(2)
Net charge-offs	(242)	1,242	721	(645)	1,789
Balance at end of period	$38,026	$38,766	$39,422	$39,015	$41,246

Asset Quality Ratios:
Non-performing loans to total loans	1.37%	1.44%	1.44%	1.77%	1.93%
Non-performing assets to total assets	0.97%	1.01%	0.98%	1.25%	1.39%
Allowance for loan losses to loans	1.34%	1.39%	1.48%	1.50%	1.61%
Allowance for loan losses to non-performing loans	98.27%	96.83%	103.06%	84.46%	83.38%
Net charge-offs in quarter to average loans	(0.04)%	0.18%	0.11%	(0.10)%	0.28%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended March 31,
	2014			2013
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$633,160	$5,506	3.48%	$575,889	$5,376	3.73%
Residential construction loans	134,261	1,254	3.79	120,283	1,004	3.38
Commercial ADC loans	162,544	2,073	5.17	148,749	1,996	5.44
Commercial investor real estate loans	557,168	6,733	4.90	474,062	6,135	5.25
Commercial owner occupied real estate loans	584,155	7,067	5.08	567,723	7,801	5.71
Commercial business loans	349,734	4,037	4.64	347,569	4,586	5.21
Leasing	567	6	4.53	2,510	38	6.07
Consumer loans	377,822	3,117	3.37	357,366	3,063	3.51
Total loans and leases (3)	2,799,411	29,793	4.34	2,594,151	29,999	4.71
Taxable securities	710,246	4,452	2.51	754,112	4,305	2.28
Tax-exempt securities (4)	302,455	3,267	4.32	297,657	3,267	4.39
Interest-bearing deposits with banks	32,925	20	0.25	31,050	19	0.25
Federal funds sold	476	-	0.22	474	-	0.22
Total interest-earning assets	3,845,513	37,532	3.96	3,677,444	37,590	4.13

Less: allowance for loan and lease losses	(39,393)			(43,705)
Cash and due from banks	45,553			46,888
Premises and equipment, net	45,879			48,167
Other assets	207,662			217,784
Total assets	$4,105,214			$3,946,578

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$460,245	92	0.08%	$423,485	92	0.09%
Regular savings deposits	249,185	48	0.08	234,492	48	0.08
Money market savings deposits	877,864	273	0.13	892,343	411	0.19
Time deposits	463,379	771	0.67	512,205	904	0.72
Total interest-bearing deposits	2,050,673	1,184	0.23	2,062,525	1,455	0.29
Other borrowings	62,864	38	0.24	65,601	49	0.30
Advances from FHLB	600,922	3,218	2.17	468,072	3,223	2.79
Subordinated debentures	35,000	218	2.49	35,000	226	2.58
Total interest-bearing liabilities	2,749,459	4,658	0.69	2,631,198	4,953	0.76

Noninterest-bearing demand deposits	825,968			797,926
Other liabilities	25,936			33,790
Stockholders' equity	503,851			483,664
Total liabilities and stockholders' equity	$4,105,214			$3,946,578

Net interest income and spread		$32,874	3.27%		$32,637	3.37%
Less: tax-equivalent adjustment		1,282			1,311
Net interest income		$31,592			$31,326

Interest income/earning assets			3.96%			4.13%
Interest expense/earning assets			0.49			0.54
Net interest margin			3.47%			3.59%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2014 and 2013. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2014 and 2013, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.